POWER OF ATTORNEY

Each of the undersigned constitutes Jeffrey W. Kletti, Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his or her true and lawful attorney, with full power to each of them to sign for him or her, in his or her name and in his or her capacity as a trustee, the registration statement of the Allianz Variable Insurance Products Trust on Form N-1A (file no. 333-83423) (the "Registration Statement") and any and all amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the name of each of the undersigned and will remain in full force and effect until specifically rescinded by the undersigned.

Each of the undersigned specifically permits this Power of Attorney to be filed, as an exhibit to the Registration Statement or any amendment to the Registration Statement, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand as of this 24th day of February, 2007.


/s/ Peter R. Burnim
---------------------------
Peter R. Burnim

/s/ Peggy L. Ettestad
---------------------------
Peggy L. Ettestad

/s/ Roger A. Gelfenbien
---------------------------
Roger A. Gelfenbien

/s/ Dickson W. Lewis
---------------------------
Dickson W. Lewis

/s/ Claire R. Leonardi
---------------------------
Claire R. Leonardi

/s/ Peter W. McClean
---------------------------
Peter W. McClean

/s/ Arthur C. Reeds III
---------------------------
Arthur C. Reeds III

/s/ Frank C. Tonnemaker
---------------------------
Frank C. Tonnemaker

                                POWER OF ATTORNEY

The undersigned constitutes Brian Muench, H. Bernt von Ohlen, and Stewart W. Gregg, individually, as his true and lawful attorney, with full power to each of them to sign for him, in his name and in his capacity as a trustee, the registration statement of the Allianz Variable Insurance Products Trust (the "VIP Trust") on Form N-1A (file no. 333-83423) (the "Registration Statement") and any and all amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 for the purpose of complying with the registration requirements set forth therein.

This Power of Attorney authorizes the above individuals to sign the undersigned's name and will remain in full force and effect until specifically rescinded by the undersigned.

The undersigned specifically permits this Power of Attorney to be filed, as an exhibit to the Registration Statement or any amendment to the Registration Statement, with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 24th day of February, 2007.


/s/ Jeffrey W. Kletti
---------------------------
Jeffrey W. Kletti